UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2025 (November 2, 2025)
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2025, Coeur Mining, Inc., a Delaware corporation (“Coeur”), New Gold Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“New Gold”), and 1561611 B.C. LTD., a corporation organized and existing under the laws of the Province of British Columbia, Canada and a wholly owned subsidiary of Coeur (“Canadian Sub”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Coeur has agreed to acquire New Gold in a stock-for-stock transaction, subject to satisfaction of certain closing conditions. The transaction will be effected by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”).

Consideration

On the terms and subject to the conditions set forth in the Arrangement Agreement, at the times contemplated in the Plan of Arrangement:

•	Canadian Sub will acquire all of the issued and outstanding common shares of New Gold (the “New Gold Common Shares”),

•
each New Gold shareholder (other than in respect to New Gold Common Shares held by Coeur or Canadian Sub, and New Gold shareholders who validly exercise dissent rights in connection with the Arrangement (as defined below)) will receive 0.4959 shares of common stock (the “Exchange Ratio”), par value $0.01 per share, of Coeur (the “Coeur Common Stock”), in exchange for each New Gold Common Share they hold (such transaction, the “Arrangement”),

•
each option to purchase New Gold Common Shares (a “New Gold Option”) outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) shall be fully vested and cancelled in exchange for an amount equal to (a) the product of (i) the number of New Gold common shares for which such New Gold Options may be exercised and (ii) the volume weighted average share price of the New Gold Common Shares on the Toronto Stock Exchange (during continuous trading hours) for the five trading days ending on the third business day prior to the Closing date less (b) its exercise price,

•
all deferred share units of New Gold (“New Gold DSUs”) shall be fully vested in exchange for a cash payment from New Gold, to be calculated in accordance with the terms of the deferred share unit plan of New Gold effective May 6, 2010 (except that the calculation of the amounts payable shall be determined as at the third business day prior to the Closing date),

•
all performance share units of New Gold (“New Gold PSUs”) shall be fully vested in exchange for a cash payment from New Gold, to be calculated in accordance with the terms of the long term incentive plan of New Gold effective February 19, 2025 (the “LTIP”) (except that the calculation of the amounts payable shall be determined as at the third business day prior to the Closing date) immediately prior to the Effective Time provided that (A) the vesting multiplier applicable to all calculation periods ending on or prior to the third business day prior to the Closing date for each New Gold PSU shall be determined based on the terms of the New Gold LTIP and (B) the vesting multiplier applicable to all calculation periods ending after the third business day prior to the Closing date for each New Gold PSU shall be (i) 100%, in the case of New Gold employees who are employed by Coeur, New Gold or any of their respective subsidiaries following the Effective Time (“Continuing Employees”); or (ii) 150% in the case of New Gold employees whose employment with New Gold or any of its subsidiaries is terminated at or immediately prior to the Effective Time (“Non-Continuing Employees”), and

•	all restricted share units of New Gold (“New Gold RSUs”) shall be treated as follows:

o
New Gold RSUs held by Non-Continuing Employees (“Accelerated RSUs”) will be fully vested pursuant to, and redeemed for cash in accordance with, the terms of the Company LTIP (except that the calculation of the amounts payable shall be determined as at the third business day prior to the Closing date); and

o
New Gold RSUs held by Continuing Employees shall be (1) amended by multiplying each such New Gold RSU by the Exchange Ratio, and thereafter, the holder thereof shall be entitled to the number of New Gold RSUs as is equal to the product of such amendment (the “Revised New Gold RSUs”); (2) upon the vesting of such Revised New Gold RSUs following the Effective Time, each such Revised New Gold RSU shall entitle the holder thereof to receive a payment in cash, in accordance with the terms of the New Gold LTIP, with reference to the trading price of the Coeur Shares rather than the New Gold Shares and (3) such Revised New Gold RSUs shall remain outstanding and governed by the terms of the New Gold LTIP and any document evidencing the New Gold RSUs (subject to amendments as contemplated in the Arrangement Agreement).

Governance

The Arrangement Agreement provides that, on the terms and subject to the conditions set forth therein, at the Effective Time, two members of the New Gold Board of Directors will join the Coeur Board of Directors (the “New Gold Director Nominees”), and at the next annual general meeting of Coeur held to consider the election of directors that occurs following the Effective Time, the New Gold Director Nominees shall be nominated by Coeur for election as a director of Coeur.

Conditions to the Arrangement

The closing of the Arrangement (the “Closing”) is subject to certain conditions, including, among others, (i) the approval of the Arrangement by at least 66⅔% of the votes cast by New Gold shareholders, approval by at least 66⅔% of the votes cast by the shareholders of New Gold, and, to the extent required by Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators, a simple majority of the votes cast by New Gold shareholders, excluding New Gold Common Shares held by persons required to be excluded under applicable Canadian securities laws (collectively, the “New Gold Shareholder Approval”), at a meeting of New Gold shareholders (the “New Gold Shareholder Meeting”), (ii) the approval of (A) the issuance of shares of Coeur Common Stock in connection with the Arrangement (the “Stock Issuance”) and (B) the amendment of the Coeur certificate of incorporation (the “Coeur Charter”) to increase the number of authorized shares of Coeur Common Stock (the “Charter Amendment”) (collectively, the “Coeur Stockholder Approval”), in each case by the affirmative vote Coeur stockholders required by the Coeur Charter and the Delaware General Corporation Law at a meeting of Coeur stockholders (the “Coeur Stockholder Meeting”), (iii) the approval of the Arrangement by the Supreme Court of British Columbia on terms consistent with the Arrangement Agreement and otherwise reasonably satisfactory to the parties, (iv) the authorization for listing of the Coeur Common Stock issuable pursuant to the Arrangement Agreement on the New York Stock Exchange and Toronto Stock Exchange, (v) the absence of any law or order prohibiting the consummation of the Arrangement and (vi) the receipt of regulatory approvals from the National Antirust Commission of Mexico (Comisión Nacional Antimonopolio) and under the Competition Act (Canada) and Investment Canada Act (Canada) (collectively, the “Regulatory Approvals”).

The obligation of each party to consummate the Arrangement is also conditioned upon (i) the other party’s representations and warranties being true and correct (generally subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Arrangement Agreement, and (iii) the absence of material adverse effect in respect of the other party.

Termination Rights

The Arrangement Agreement contains certain termination rights for both Coeur and New Gold, including, among others, (i) mutual consent by Coeur and New Gold, (ii) by either Coeur or New Gold if (A) the Arrangement shall not have been consummated on or prior to May 15, 2026 (which date, if the Regulatory Approvals have not been obtained and all other conditions to the Closing have been satisfied or waived on such date, will be automatically extended to August 15, 2026), or (B) a final non-appealable law has been enacted, made or enforced prohibiting the Arrangement, (iii) by either Coeur or New Gold if either the New Gold Shareholder Approval or Coeur Stockholder Approval shall not have been obtained, (iv) by a party if the other party breaches any of its representations, warranties or covenants in the Arrangement Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions, (v) by a party if the other party’s board of directors changes its recommendation with respect to the Arrangement, (vi) by a party if the other party materially breaches its non-solicitation covenants under the Arrangement Agreement or (vii) by a party in order for such party to enter into a definitive agreement with respect to a superior competing business combination transaction (provided that such party has not materially breached the applicable non-solicitation restrictions).

If the Arrangement Agreement is terminated in certain specified circumstances, Coeur or New Gold would be required to pay the other party a termination fee of $413,705,000 and $254,725,000, respectively. In addition, in certain circumstances, the terminating party shall reimburse the other party in respect of the reasonable and documented expenses of the such party’s third party representatives incurred in respect of the Arrangement and the Arrangement Agreement up to a maximum amount of $33,965,000.

Other Terms of the Arrangement Agreement

Coeur and New Gold each have made customary representations, warranties and covenants in the Arrangement Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Arrangement Agreement until the earlier of the Effective Time and the termination of the Arrangement Agreement, and not to take certain actions prior to the Effective Time without the prior written consent of the other party, (ii) not to solicit alternative business combination transactions and (iii) to convene meetings of its respective shareholders for the purpose of obtaining the Coeur Stockholder Approval or New Gold Shareholder Approval, as applicable, and recommend to its respective shareholders to approve the Stock Issuance and Charter Amendment or the Arrangement, as applicable.

The foregoing summary of the Arrangement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Arrangement Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Arrangement Agreement and the above description of the Arrangement Agreement have been included to provide investors and security holders with information regarding the terms of the Arrangement Agreement. They are not intended to provide any other factual information about Coeur, New Gold or their respective subsidiaries. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Coeur, New Gold or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures by Coeur or New Gold.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Stock Issuance is incorporated by reference herein. The securities to be issued pursuant to the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 8.01	Other Events.

Voting Agreements

In connection with the execution of the Arrangement Agreement, Coeur has entered into a voting and support agreement (each, a “Coeur Voting Agreement”) with each of the directors and certain senior officers of New Gold, who collectively hold approximately 0.1% of the outstanding New Gold Shares, and New Gold has entered into a voting and support agreement (each, a “New Gold Voting Agreement” and together with the Coeur Voting Agreements, the “Voting Agreements”) with each of the directors and certain senior officers of Coeur, who collectively hold approximately 1.5% of the outstanding shares of Coeur Common Stock. Each Voting Agreement provides that the signatories thereto will, subject to limited exceptions, vote their shares in favor of adopting the Arrangement Agreement or approving the Stock Issuance and Charter Amendment, as applicable, and against any alternative business combination transaction. Each Voting Agreement terminates upon the earliest to occur of (a) the Effective Time, (b) the date the Arrangement Agreement is terminated in accordance with its terms and (c) the completion of the Coeur Stockholders Meeting or New Gold Shareholders Meeting, as applicable.

The foregoing summary of the Voting Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the form of Voting Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Press Release

On November 3, 2025, Coeur and New Gold jointly issued a press release in connection with the Arrangement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Arrangement Agreement, dated as of November 2, 2025 by and among Coeur Mining, Inc., New Gold Inc. and 1561611 B.C. LTD
99.1	Form of Coeur Voting Agreement
99.2	Press Release, dated November 3, 2025 jointly issued by Coeur Mining, Inc. and New Gold Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Coeur agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request; provided, that Coeur may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act for any schedules and similar attachments so furnished.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Arrangement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information

In connection with the Arrangement, Coeur and New Gold intend to file materials with the SEC and on SEDAR+, as applicable. Coeur intends to file a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to obtain Coeur Stockholder Approval, and New Gold intends to file a notice of the New Gold Shareholder Meeting and accompanying management information circular and proxy statement (the “Circular”) with the TSX and on SEDAR+ and with the SEC in connection with the solicitation of proxies to obtain New Gold shareholder approval of the Arrangement. After the Proxy Statement is cleared by the SEC, Coeur intends to mail a definitive Proxy Statement to the stockholders of Coeur. This communication is not a substitute for the Proxy Statement, the Circular or for any other document that Coeur or New Gold may file with the SEC or on SEDAR+ and/or send to Coeur stockholders and/or New Gold’s shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF COEUR AND NEW GOLD ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY COEUR AND/OR NEW GOLD WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COEUR, NEW GOLD, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Stockholders of Coeur and shareholders of New Gold will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Coeur and/or New Gold with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Coeur will be available free of charge from Coeur’s website at www.coeur.com under the “Investors” tab or by contacting Coeur’s Investor Relations Department at (312) 489-5800 or investors@coeur.com. Copies of documents filed with the SEC or on SEDAR+ by New Gold will be available free of charge from New Gold’s website at www.newgold.com under the “Investors” tab or by contacting New Gold’s Investor Relations Department at 416 324-6015.

Cautionary Note to U.S. Investors

Coeur’s public disclosures are governed by the U.S. Securities Exchange Act of 1934, as amended, including Regulation S-K 1300 thereunder, whereas New Gold discloses estimates of “measured,” “indicated,” and “inferred” mineral resources as such terms are used in Canada’s National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”). Although S-K 1300 and NI 43-101 have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, they at times embody different approaches or definitions. Consequently, investors are cautioned that public disclosures by New Gold prepared in accordance with NI 43-101 may not be comparable to similar information made public by companies, including Coeur, subject to S-K 1300 and the other reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder. The scientific and technical information concerning Coeur’s mineral projects in this communication have been reviewed and approved by a “qualified person” under Item 1300 of SEC Regulation S-K, namely Coeur’s Vice President, Technical Services, Christopher Pascoe. The New Gold “qualified person” under NI 43-101 for this communication is Travis Murphy, Vice President, Operations for New Gold, who has reviewed and approved its contents.

Participants in the Solicitation

Coeur, New Gold and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Coeur’s stockholders and New Gold’s shareholders in connection with the Arrangement. Information regarding the executive officers and directors of Coeur is included in its definitive proxy statement for its 2025 annual meeting under the headings “Proposal No. 1 – Election of Directors”, “Information about our Executive Officers”, “Compensation Discussion and Analysis”, and “Director Compensation”, which was filed with the SEC on April 2, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000215466/000114036125011870/ny20041389x1_def14a.htm. Information regarding the directors and certain executive officers of New Gold is included in its information circular and proxy statement for its 2025 annual meeting under the headings “Statement of Executive Compensation” and “Compensation Discussion and Analysis”, which was filed on SEDAR+ on March 31, 2025 and is available at https://www.sedarplus.ca/csa-party/records/document.html?id=830b181741852e3fbae8f0bbde1c5d1322916fbc490192f57cd368fe27d666af. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the Circular and other materials when they are filed with the SEC or on SEDAR+ in connection with the Arrangement. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the proposed Arrangement, including any statements regarding the expected timetable for completing the Arrangement, the results, effects, benefits and synergies of the Arrangement, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Coeur’s or New Gold’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Coeur’s or New Gold’s plans and expectations with respect to the proposed Arrangement and the anticipated impact of the proposed Arrangement on the combined company’s results of operations, financial position, growth opportunities and competitive position, including maintaining current Coeur and New Gold management, strategies and plans and integration. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of New Gold may not approve the Arrangement or stockholders of Coeur may not approve the Stock Issuance or the Charter Amendment; the risk that any other condition to Closing may not be satisfied; the risk that the Closing might be delayed or not occur at all; the anticipated timing of mailing proxy statements and circulars regarding the Arrangement; the risk that the either Coeur or New Gold may terminate the Arrangement Agreement and either Coeur or New Gold is required to pay a termination fee to the other party; potential adverse reactions or changes to business or employee relationships of Coeur or New Gold, including those resulting from the announcement or completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Coeur and New Gold; the effects of the business combination of Coeur and New Gold, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk that Coeur or New Gold may not receive the required stock exchange and regulatory approvals of the Arrangement; the expected listing of shares on the New York Stock Exchange and Toronto Stock Exchange; the risk of any litigation relating to the proposed Arrangement; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices, life of mine estimates; the timing and amount of estimated future production; the risks of mining activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, gold and silver market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Coeur’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from Coeur’s website at www. coeur.com under the “Investors” tab, and in other documents Coeur files with the SEC and in New Gold’s annual information form for the year ended December 31, 2024, which is on file with the SEC and on SEDAR+ and available from New Gold’s website at https://newgold.com under the “Investors” tab, and in other documents New Gold files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Coeur nor New Gold assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: November 3, 2025	By: /s/ Casey M. Nault
Name: Casey M. Nault
Title: Senior Vice President, General Counsel and Secretary